Exhibit 10.4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXECUTION VERSION 10/04/13

LICENSE AGREEMENT

This LICENSE AGREEMENT (the “Agreement”) is made as of 10th of April (the “Effective Date”) by and between Epirus Biopharmaceuticals, Inc., a company incorporated under the laws of Delaware, USA, having its principal place of business located at 699 Boylston Street, Boston MA 02166, USA, (“Epirus”) and Bioceros, a limited liability company incorporated under the laws of the Netherlands having its principal place of business located at Yalelaan 46, 3584 CM Utrecht, the Netherlands, (“Bioceros”). Epirus and Bioceros are each referred to herein by name or, individually, as a “Party” or, collectively, as “Parties.”

BACKGROUND

WHEREAS, Bioceros owns certain proprietary cell lines producing biosimilar monoclonal antibodies to Trastuzumab, Bevacizumab and Rituximab;

WHEREAS, Epirus desires to obtain a non-exclusive license or option under, and access to, such cell lines, all on the terms and conditions herein;

WHEREAS, Bioceros desires to grant such license to Epirus and desires to provide access to such cell lines to Epirus, all on the terms and conditions herein; and

WHEREAS, Epirus and Bioceros are parties to a Term Sheet dated as of [***] (the “Term Sheet”) which contains certain binding diligence and payment obligations on the Parties regarding the Primary Asset and the Secondary Assets (as defined below).

NOW, THEREFORE, in consideration of the mutual covenants and agreements provided herein below and other consideration, the receipt and sufficiency of which is hereby acknowledged, Epirus and Bioceros hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, capitalized terms shall have the meanings indicated in this Article 1 or as specified elsewhere in this Agreement:

1.1 “Additional Information” means information about the [***] of the [***], including without limitation, a [***] on the [***] for the applicable [***] that includes, without limitation, a description of the [***] used to [***] (at least [***]) and any other [***].

1.2 “Affiliate” means, with respect to any Person, any other Person that is controlled by, controls, or is under common control with such first Person, as the case may be. For purposes of this Section 1.2, the term “control” means (a) direct or indirect ownership of fifty percent (50%) or more of the voting interest in the entity in question, or fifty percent (50%) or more interest in the income of the entity in question; provided, however, that if Applicable Law requires a minimum percentage of local ownership of greater than fifty percent (50%), control will be established by direct or indirect beneficial ownership of one hundred percent (100%) of the maximum ownership percentage that may, under such Applicable Law, be owned by foreign interests, or (b) possession, directly or indirectly, of the power to direct or cause the direction of management or policies of the entity in question (whether through ownership of securities or other ownership interests, by contract or otherwise).

1.3 “Applicable Law” means, individually and collectively, any and all laws, ordinances, orders, rules, rulings, directives and regulations of any kind whatsoever of any governmental, court or Regulatory Authority within the applicable jurisdiction.

1.4 “Asset(s)” means, as of the Effective Date, the Primary Asset. In the event Epirus exercises an Option pursuant to Section 2.2 to any or all Secondary Assets, then “Assets” shall also include such Secondary Assets.

1.5 “Bevacizumab Asset” means (a) [***] cell lines producing biosimilar monoclonal antibodies to Bevacizumab; (b) unmodified descendants of those cell lines; (c) unmodified subunits of (a) or (b), including without limitation subclones, purified or fractionated subsets thereof; and (d) material that contains or incorporates any of the above.

1.6 “Bioceros [***]” means Bioceros’ proprietary [***] cell line platform, together will all inventions, tangible materials, associated know how, data and other information (and all Intellectual Property Rights associated therewith) that are developed by Bioceros before the Effective Date or thereafter, to the extent they relate to the [***] and are [***]. Bioceros [***] Platform shall not include Bioceros Foreground.

1.7 “Bioceros Foreground” shall mean inventions, tangible materials, associated know how, data, and other information, whether or not patentable, that are generated under this Agreement solely by employees, agents or consultants of [***] and solely relating to [***] of the [***], but not related to any [***] and/or [***].

1.8 “Business Day” means a day other than Saturday, Sunday or any day on which commercial banks located in the State of New York, U.S.A., or the Netherlands are authorized or obligated by Applicable Laws to close.

1.9 “cGMP” means current Good Manufacturing Practices for the manufacture of human pharmaceutical products as are required by applicable Regulatory Authorities or Applicable Law Worldwide. In the United States, cGMP shall be as set forth in 21 C.F.R. Parts 210, 211,610 and 611 as may be amended or supplemented, and the related regulations and FDA guidance documents in effect from time to time.

1.10 “cGMP Compliance” or “cGMP Complaint” means, with respect to a Product, that at least one facility in which such Product is Manufactured for Commercialization by Epirus or its Affiliates or sublicensees in the Territory has been deemed by any applicable Regulatory Authority in the Territory to be compliant with the cGMP standards applied by such Regulatory

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Authority. For example, a facility shall be deemed to be compliant with cGMP standards (a) in the United States, if a No Action Indicated (“NAI”) District Decision Type has been assigned to the Product manufacturing operations in connection with the FDA’s pre-approval inspection for the Product as reflected in either a No Action Letter or the facility’s Establishment Inspection Report (“EIR”) and confirmed as “Final Decision” by the appropriate District unit, and (b) in the EU, if the EU or European Economic Area national competent Regulatory Authority responsible for carrying out the inspection has issued a GMP certificate for such facility.

1.11 “Commercialization” or “Commercialize” means, with respect to a Product, any and all activities directed to the marketing, advertising, promotion, offering for sale, selling, distribution, and post market surveillance (including without limitation clinical trials commenced following Regulatory Approval for the purpose of marketing the Product and not conducted as a condition of obtaining Regulatory Approval), importing into or exporting within the Territory such Product for sale, interacting with Regulatory Authorities, and tendering and negotiating contracts with permitted sublicensees or permitted subcontractors regarding the foregoing.

1.12 “Commercially Reasonable Efforts” means, with respect to each Party, commercially reasonable efforts in accordance with the business, legal, medical, and scientific judgment of a similarly situated company, and in accordance with the efforts and resources a similarly situated company would use for a product owned by it or to which it has rights, which is of similar market potential, at a similar stage in its product life, taking into account the competitiveness of the marketplace, the proprietary position of the product, the regulatory structure involved, the profitability of the product, and other relevant factors.

1.13 “Confidential Information” means any information of a confidential and proprietary nature, including but not limited to Know-How, information, invention disclosures, Patent applications, proprietary materials and/or technologies, economic information, business or research strategies, purchase orders (and any information included therein), trade secrets, and material embodiments thereof, disclosed by a Party to the other Party and characterized to the receiving Party as confidential.

1.14 “Develop” or “Development” means all pre-clinical, clinical, and regulatory activities relating to obtaining Regulatory Approval of a Product undertaken prior to Commercialization (or following Commercialization as a condition to obtaining Regulatory Approval), excluding Manufacturing. Development includes, for example, non-clinical studies, including without limitation non-human animal testing and toxicology studies, clinical studies, regulatory affairs activities, and the equivalent in the Territory of U.S. post-approval commitment studies and risk evaluation and mitigation strategies programs.

1.15 “Dollar” or “$” means the lawful currency of the United States.

1.16 “EMA” means the European Medicines Agency, and any successor thereto.

1.17 “EU” means the European Union, as it exists from time to time.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.18 “FDA” means the United States Food and Drug Administration, and any successor thereto.

1.19 “Field” means any and all fields.

1.20 “First Commercial Sale” means, with respect to each Product, the first sale of such Product by Epirus or its Affiliates or sublicensees to a Third Party in a bona fide arms-length transaction in any country in the Territory after all applicable required Regulatory Approvals have been granted by the applicable Regulatory Authority in such country.

1.21 “In market for market program” means a partnership, joint venture or other relationship between Epirus and a third party in a specified country or countries for purposes of manufacturing and commercializing biopharmaceutical products, where Epirus may participate in the structure, management and/or economic risk and benefit of such partnership, joint venture or other relationship. In the event that Epirus participation the structure, management and or economic risk/benefit is [***] then Epirus shall [***].

1.22 “Initial Information” means information about the Trastuzumab Product, the Bevacizumab Product and the Rituximab Product and the applicable [***], including without limitation, (a) a [***] on the [***] of the [***] and the [***] and (b) confirmation that there is a [***] present at Bioceros for the [***] for the [***] and [***], as applicable, that Epirus shall have access to [***]. With respect to the [***] in (a), if Epirus concludes that [***] from the [***], Epirus may request [***] and the due diligence period described in the Term Sheet shall be extended by a reasonable period of time to permit Epirus to consider the [***].

1.23 “Inventions” means any and all inventions conceived or reduced to practice by or on behalf of either Party, its Affiliates or sublicensees in the course of activities performed under or contemplated by this Agreement.

1.24 “Know-How” means proprietary technical information and know-how, including without limitation, ideas, inventions, discoveries, concepts, formulas, practices, procedures, processes, methods, materials, knowledge, know-how, trade secrets, technology, designs, drawings, computer programs, skill, experience, documents, results, clinical and regulatory strategies, test data, including without limitation pharmacological, toxicological and clinical data, analytical and quality control data, manufacturing data and descriptions, Patent and legal data, market data, financial data or descriptions, assay protocols, chemical formulas, sequence listings, specifications, and the like, in written, electronic or other form, now known or hereafter developed, whether or not patentable.

1.25 “Licensed Technology” means the Assets and all intellectual property rights that are owned or controlled by Bioceros as of the Effective Date or during the Term that cover the composition of matter, manufacture, use or importation of the Assets, including any related Know-How and Patents.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.26 “Manufacture” or “Manufacturing” means all manufacturing activities undertaken with respect to Products in support of clinical and commercial supply of Product, as applicable, including without limitation fill and finish operations comprising, for example, sterilization, lyophilization, packaging, labeling, quality control, quality assurance, and release.

1.27 “Net Sales” means the [***] sales of each Product in the Territory by Epirus and its Affiliates and sublicensees to Third Party in bona fide arm’s length transactions, less the following deductions allowed and taken by Third Parties and not otherwise recovered by or reimbursed to Epirus and its Affiliates and sublicensees: (a) freight, insurance and other transportation charges to the extent added to the sales price and set forth separately as such on the total amount invoiced; (b) any sales, use, value-added, excise taxes and/or duties or allowances on the selling price of the Product which fall due and are paid as a consequence of such sale; (c) chargebacks, trade, quantity and cash discounts and rebates actually allowed and taken to the extent customary in the trade, including without limitation governmental rebates; and (d) allowances or credits, including without limitation allowances or credits to customers on account of rejection, defects or returns of the such Products or because of a retroactive price reduction, and such other deductions actually taken by customers that are customary in the trade. Net Sales shall not include a sale or transfer of Products to an Affiliate or sublicensee or if done for clinical, regulatory or governmental purposes where no consideration is received, but the resale by such Affiliate or sublicensee shall be included in Net Sales of such Product.

1.28 “Option Election Fee” shall have the meaning set forth in Section 4.3.

1.29 “Patents” means all: (a) United States and foreign patents, re-examinations, reissues, renewals, extensions and term restorations, inventors’ certificates and counterparts thereof; and (b) pending applications for United States and foreign patents, including, without limitation, provisional applications, continuations, continued prosecution, divisional and substitute applications, and counterparts thereof.

1.30 “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization or government or political subdivision thereof.

1.31 “Primary Asset” means (a) [***] cell lines producing the biosimilar monoclonal antibody Trastuzumab; (b) unmodified descendants of those cell lines; (c) unmodified subunits of (a) or (b), including without limitation subclones, purified or fractionated subsets thereof; and (d) material that contains or incorporates any of the above.

1.32 “Product” means any antibody product (including, without limitation, fragments thereof) produced by Epirus, its Affiliates or sublicensees from the Assets.

1.33 “Regulatory Approval” means all approvals (including pricing and reimbursement approvals), licenses, registrations or authorizations by any Regulatory Authority, necessary for the Manufacture and Commercialization of the Product in a regulatory jurisdiction in the Territory.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

1.34 “Regulatory Authority” means any national or supranational governmental authority, including the FDA, EMA, or Koseisho (i.e., the Japanese Ministry of Health and Welfare), or any successor agency thereto, that has responsibility in countries in the Territory over the Development, Manufacturing and/or Commercialization of a Product.

1.35 “Regulatory Filing” means any and all Regulatory Approval applications and other regulatory applications, filings, approvals and associated correspondence required to Develop, Manufacture, Commercialize, and import Products in, or into, each country or jurisdiction in the Territory.

1.36 “Reporting Period” shall have the meaning set forth in Section 5.1.

1.37 “Rituximab Asset” means (a) [***] cell lines producing biosimilar monoclonal antibodies to Rituximab; (b) unmodified descendants of those cell lines; (c) unmodified subunits of (a) or (b), including without limitation subclones, purified or fractionated subsets thereof; and (d) material that contains or incorporates any of the above.

1.38 “Secondary Assets” means the Bevacizumab Asset and the Rituximab Asset.

1.39 “Territory” means worldwide: provided that, with respect to the Primary Asset, and all rights and licenses exercisable by Epirus under this Agreement relating to such Primary Asset, “territory” shall exclude the People’s Republic of China, Hong Kong and Macao. Furthermore should the rights to People’s Republic of China, Hong Kong and Macao become available with respect to the Primary Asset, Epirus will be granted first right of negotiation and the Parties agree to negotiate in good faith.

1.40 “Third Party” means any Person other than Epirus, Bioceros, or any Affiliate of either Epirus or Bioceros.

1.41 “[***]” An [***], which is [***] and after [***] after bringing the [***] in a [***].

ARTICLE 2

LICENSES AND TECHNOLOGY TRANSFER

2.1 License Grants to Epirus.

(a) Licensed Technology. Bioceros hereby grants to Epirus and its Affiliates a non-exclusive, non-transferable (except as provided in Section 14.3), right and license, with the right to grant sublicenses in accordance with Section 2.1(c), under the Licensed Technology, to make, have made, use, have used, offer for sale, have offered for sale, sell, have sold, import and have imported the Products in the Territory and the Field.

(b) Evaluation License. Bioceros hereby grants to Epirus a non-exclusive, non-transferable (except pursuant to Section 14.3), fully paid up (subject to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

the remainder of this Section 2.1(b)), royalty-free, worldwide right and license, with rights to sublicense as permitted under Section 2.1(c), for the Term of this Agreement, under all intellectual property rights owned or controlled by Bioceros as of the Effective Date or at any time during the Term, to evaluate the Secondary Assets, and all materials and information relating thereto (including without limitation the Secondary Asset Preliminary Materials), solely for the purposes of determining whether Epirus desires to exercise the Option with respect to any such Secondary Assets. The foregoing right to evaluate the Secondary Assets shall include the right for Epirus to (i) produce clones and subclones of such Secondary Assets, subject to Epirus making payment to Bioceros of the Option Election Fee pursuant to Section 4.3, (ii) perform any tests or analysis on the Secondary Assets and any clones or subclones produced therefrom, that are necessary or useful to enable Epirus to determine whether it wishes to exercise the Option, including any tests required to assess stability and performance of such Secondary Assets, (iii) evaluate and perform analysis on the results of any of the foregoing tests, and (iv) engage third party subcontractors to perform any of the activities set forth in subsections (i) through (iii), provided that such subcontractors shall be subject to obligations of confidentiality no less restrictive than those set forth herein. The license granted in this Section (b) shall terminate in the event that Epirus notifies Bioceros in writing that Epirus does not wish to exercise the Option with respect to the Secondary Assets.

(c) Sublicenses. The rights and license granted pursuant to Section 2.1(a) and Section 2.2, as applicable, include the right to grant sublicenses [***], including without limitation, partners in Epirus’s In Market, For Market Program, pursuant to a binding written agreement between Epirus and such sublicensee that is consistent with the terms and conditions of this Agreement.

2.2 Option Grants to Epirus.

(a) Secondary Asset Preliminary Materials. Within [***] after the Effective Date, Bioceros shall send to Epirus all materials and information relating to the Secondary Assets that are necessary or reasonably required by Epirus to evaluate each Secondary Asset (the “Secondary Asset Preliminary Materials”). Upon receipt of the Secondary Asset Preliminary Materials for any Secondary Asset pursuant to this Section 2.2(a), Epirus shall evaluate (either itself or through a third party subcontractor as permitted under Section 2.1(b)) such Secondary Asset Preliminary Materials in accordance with the license granted in Section 2.1(b) and elect whether it wishes to pursue further evaluation of the exercise of an Option with respect to such Secondary Asset. If Epirus determines that it wishes to proceed with evaluating the Option, Epirus shall provide Bioceros with written notice within [***] after Epirus receives a written report summarizing the analysis of the Secondary Asset Preliminary Materials for such Secondary Asset, of its desire to receive such an Option (such notice the “Option Election Notice”). If Epirus elects to receive such Option, Epirus shall pay to Bioceros the applicable Option Election Fee as set forth in Section 4.3.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) With respect to each Secondary Asset, upon receipt by Bioceros of an Option Election Notice pursuant to Section 2.2(a) and the Option Election Fee pursuant to Section 4.3 for such Secondary Asset, Bioceros shall and hereby grants to Epirus and its Affiliates a non-exclusive option, exercisable at Epirus’s sole discretion, to obtain a non-exclusive license under Section 2.2(d) with respect to such Secondary Asset, to make, have made, use, offer for sale, sell and import the Products in the Territory and the Field (collectively, the “Option”). Epirus may exercise the Option with respect to the applicable Secondary Asset during the Option Exercise Period (as defined in Section 2.2(c)), by providing to Bioceros written notice of Epirus’ exercise of such Option and paying to Bioceros the Option exercise fee as described in Section 4.4. If Epirus does not exercise the Option with respect to any Secondary Asset prior to the expiration of the Option Exercise Period for such Secondary Asset, then the Option shall expire and Epirus shall destroy all Secondary Asset Preliminary Materials and Secondary Asset Materials provided by Bioceros to Epirus, and any subclones derived therefrom.

(c) Upon receipt by Epirus of the Secondary Asset Materials for any Secondary Asset pursuant to Section 2.3(b), Epirus shall evaluate such Secondary Asset Materials for a period not to exceed [***] after Epirus’s receipt of such Secondary Asset Materials (the “Option Exercise Period”).

(d) Upon exercise of the Option with respect to any Secondary Asset by Epirus pursuant to Section 2.2(b), Bioceros shall and hereby grants to Epirus and its Affiliates a non-exclusive, non-transferable (except as provided in Section 14.3), right and license, with the right to grant sublicenses in accordance with Section 2.1(c), under the Licensed Technology covering such Secondary Asset, to make, have made, use, offer for sale, sell and import the Products in the Territory and the Field.

2.3 Materials Delivery; Technology Transfer.

(a) Within [***] after receipt of the license issuance fee pursuant to Section 4.2, Bioceros, utilizing Bioceros’ usual and customary means of shipment of similar materials, shall deliver to Epirus viable samples of the Primary Asset [***] cell line and related Know-How, including without limitation reasonable written documentation with respect to the transport, storage and use of the Primary Asset and safety information thereto. The costs incurred by Bioceros in such technology transfer shall be [***].

(b) Within [***] after receipt of an Option Election Fee with respect to any Secondary Asset pursuant to Section 4.3, Bioceros, utilizing Bioceros’ usual and customary means of shipment of similar materials, shall deliver to Epirus viable samples of such Secondary Asset [***] cell line and related Know-How, including without limitation reasonable written documentation with respect to the transport, storage and use of such Secondary Asset and safety information thereto (the “Secondary Asset Materials”). The costs incurred by Bioceros in such technology transfer shall be [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Within [***] after receipt of the Option exercise fee with respect to any Secondary Asset pursuant to Section 4.4, Bioceros shall provide to Epirus any remaining Know-How relating to such Secondary Asset not previously transferred to Epirus under this Agreement, including without limitation reports detailing the generation and subcloning of such Secondary Asset.

(d) For purposes of this Agreement, Epirus shall be deemed to have received any Assets upon receipt by Epirus and/or its Affiliates of all of the materials to be delivered under either Section 2.3(a) or 2.3(b), as applicable, at the facility or facilities within the United States of America and or Europe designated in writing by Epirus to Bioceros.

(e) At any time or from time to time after the delivery of any Assets to Epirus pursuant to either Section 2.3(a) or 2.3(b), Bioceros, within [***] after a written request by Epirus and utilizing Bioceros’ usual and customary means of shipment of similar materials, shall deliver to Epirus viable samples of the applicable Asset [***] cell line; provided, however, that [***] with the delivery of any such samples.

2.4 No Other Rights. Epirus and Bioceros each acknowledges that the rights and licenses granted under this Article 2 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to technology, Patents or other intellectual property rights that are not specifically granted herein are reserved to the owner thereof.

ARTICLE 3

INFORMATION

3.1 Information.

(a) Initial Information. The Parties hereby acknowledge and agree that Bioceros has provided the Initial Information with respect to each of the Primary Asset and the Secondary Assets and that Bioceros has complied with all reasonable requests from Epirus for supplementary information in a timely manner, pursuant to Section 5.1 of the Term Sheet.

(b) Additional Information. The Parties hereby acknowledge and agree that Bioceros has provided the Additional Information with respect to the Primary Asset.

3.2 Warranty. In the event that the Initial Information is not fully supported prior to the Effective Date, then Bioceros shall provide access to any additional information necessary for such full support within [***] after the Effective Date. For purposes of this Section 3.2, “fully supported” means that the [***] within the [***] that are [***] with the [***] in the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 4

CONSIDERATION

4.1 Term Sheet Payment. The Parties hereby acknowledge and agree that Epirus has paid to Bioceros the entire upfront payment of (a) with respect to the Primary Assets, [***] Dollars ($[***]) and (b) with respect to each Secondary Asset, [***] Dollars ($[***]), for a total upfront payment of [***] Dollars ($[***]), pursuant to Section 4.1.1 of the Term Sheet. The fees paid by Epirus to Bioceros pursuant to item (b) of this Section 4.1 with respect to each Secondary Asset shall be fully creditable against the Option Election Fee for such Secondary Asset pursuant to Section 4.3.

4.2 License Issuance Fee. In partial consideration for the rights, options and licenses granted to Epirus hereunder with respect to the Primary Asset, Epirus shall, within [***] after the Effective Date, pay to Bioceros a one-time non-refundable, up-front payment of [***] Dollars ($[***]).

4.3 Option Election Fee Payment. Epirus provides an Option Election Notice to Bioceros with respect to any Secondary Asset, Epirus shall, within [***] Business Days after providing such Option Election Notice to Bioceros, pay to Bioceros a non-refundable Option election fee of [***] Dollars ($[***]) (less any amount paid with respect to such Secondary Asset pursuant to Section 4.1) for each such Secondary Asset (the “Option Election Fee”).

4.4 Option Exercise Payment. In the event that Epirus provides to Bioceros a written notice exercising an Option with respect to any Secondary Asset in accordance with Section 2.2, Bioceros shall provide Epirus with an invoice for a one-time fee of [***] Dollars ($[***]) for each such Secondary Asset, which Epirus shall pay within [***] after receipt of such invoice.

4.5 License Maintenance Fees. In partial consideration for the rights and licenses granted to Epirus hereunder, Epirus shall pay to Bioceros during the Term the fees described in Sections 4.5(a) and 4.5(b) below.

(a) [***]. Epirus shall pay to Bioceros [***] fee of [***] Dollars ($[***]), such [***] to commence as of the first year anniversary of the Effective Date, and to be paid on each anniversary date thereafter until Epirus has [***] with respect to [***] of the [***].

(b) [***]. Epirus shall pay to Bioceros [***] of [***] Dollars ($[***]) for [***], such [***] to commence, on a [***], as of the first year anniversary of the date upon which the [***] is first [***] by or on behalf of Epirus in a [***], and to be paid on each anniversary date thereafter during the Term.

(c) Epirus shall notify Bioceros in writing within [***] after Epirus or any of its Affiliates or sublicensees achieves cGMP Compliance with respect to a Product.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.6 Milestone Payments. In partial consideration for the rights and licenses granted to Epirus hereunder, Epirus shall pay to Bioceros the following one-time payments after achievement of the applicable milestone event:

Milestone Event	Milestone Payment
[***]	[***	]

Epirus shall notify Bioceros promptly after the achievement of each milestone event specified in the table above, and Bioceros may issue an invoice to Epirus for the applicable milestone payment. Epirus shall pay to Bioceros the applicable milestone payment within [***] after achievement of the applicable milestone event.

4.7 Royalty Payments. In partial consideration for the rights and licenses granted to Epirus hereunder, Epirus shall pay to Bioceros, on a Product-by-Product basis, during the period beginning on the date of the First Commercial Sale of each Product and ending ten (10) years after such date (the “Royalty Period”), royalties based on aggregate Net Sales of all Products at a rate of [***] percent ([***]%) of such aggregate Net Sales, provided that during the Royalty Period, Epirus shall pay a minimum of [***] Dollars ($[***]) [***] and a maximum of [***] Dollars ($[***]) [***] for each Reporting Period pursuant to this Section 4.7, aggregated across all Products.

ARTICLE 5

PAYMENT AND REPORTS

5.1 Royalty Reports. Commencing after the First Commercial Sale of the first Product, within [***] after the end of each calendar year, Epirus shall pay to Bioceros the royalty fees payable for the preceding calendar year (the “Reporting Period”) pursuant to Section 4.7 and shall provide a report showing, on a Product-by-Product basis:

(a) the [***] and the Net Sales during such Reporting Period, including without limitation the specific deductions applied in the calculation of such Net Sales amounts;

(b) the royalties payable in Dollars which shall have accrued hereunder with respect to such Net Sales; and

(c) the rate of exchange used by Epirus in determining the amount of Dollars payable hereunder.

If no royalty or other payment is due for any Reporting Period, Epirus shall so report. Epirus shall keep, and shall require its Affiliates and sublicensees to keep (all in accordance with US GAAP), complete and accurate records in sufficient detail to properly reflect the Net Sales and to enable the royalties payable hereunder to be determined for a period of at least [***] or as otherwise necessary to permit the audits contemplated under Section 5.6.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.2 Sublicensing. In the event that Epirus grants a sublicense under Section 2.1(c) to a sublicensee to offer to sell or sell any Products in the Territory, Epirus shall procure that such sublicense requires such sublicensee to account for and report its Net Sales of such Products on the same basis as if such sales were Net Sales of such Products by Epirus, and Epirus shall pay royalties on such sales as if the Net Sales of such sublicensee were Net Sales of Epirus.

5.3 Currency and Mechanism of Payment.

(a) All payments to be made under this Agreement shall be made in Dollars. Net Sales made in foreign currencies shall be converted into Dollars using the [***] for each of the twelve calendar months included in the Reporting Period in which such Net Sales were made.

(b) All payments due to Bioceros under this Agreement shall be made by wire transfer or electronic fund transfer to the credit and account of Bioceros as follows, unless otherwise indicated by Bioceros in an invoice or other writing:

ING bank in Amsterdam, the Netherlands

Bank Identification Code (BIC): INGBNL2A

Account in the name of Bioceros, Utrecht, the Netherlands

Account Number: [***]

International Bank Account Number (IBAN): [***]

5.4 Accounting.

(a) Epirus shall determine Net Sales with respect to the Products using its standard accounting procedures, consistent with US GAAP in effect in the country in which such Net Sales were made.

(b) In the event of the payment or receipt of [***] in connection with the performance of activities under this Agreement, Epirus shall [***], including without limitation Epirus’ [***] of the [***] and the basis therefor. Such transaction shall be [***] on a [***], as [***] by the [***].

5.5 Withholding Tax. All fees and amounts mentioned in this Agreement are [***]. Epirus shall make all payments from an US bank account to Bioceros under this Agreement without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment. Any tax required to be withheld on amounts payable under this Agreement shall promptly be paid by Epirus on behalf of Bioceros to the appropriate governmental authority, and Epirus shall furnish Bioceros with proof of payment of such tax. Any such tax required to be withheld will be borne by

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Bioceros. Each Party will cooperate with respect to all documentation required by any taxing authority or reasonably requested by Epirus to secure a reduction in the rate of applicable withholding taxes.

5.6 Audit Request. Bioceros shall, at its expense (except as provided below), have the right to audit during regular business hours the books and records maintained by Epirus to determine, with respect to any Reporting Period, the accuracy of any report or payment made under this Agreement in the [***]. If Bioceros desires to audit such records, it shall engage an independent, certified public accountant reasonably acceptable to Epirus to examine such records under conditions of confidentiality. Such accountant shall be instructed to provide to Bioceros a report verifying any report made or payment submitted by Epirus during such period, but shall not disclose to Bioceros any Confidential Information of Epirus not necessary therefor. The expense of such audit shall be borne by Bioceros; provided, however, that, if an error of more than [***] percent ([***]%) is discovered, then such expenses shall be paid by Epirus. If such accountant concludes that additional payment amounts were owed to Bioceros during any period, Epirus shall pay such payment amount (including without limitation interest thereon pursuant to Section 5.7 from the date such amounts were payable) within [***] after the date Bioceros delivers to Epirus such accountant’s written report so concluding, unless Epirus notifies Bioceros of any dispute regarding the audit and commences proceedings under ARTICLE 13 within [***] after delivery of such accountant’s report (in which case the payment shall be delayed until conclusion of the proceeding). Such auditors shall not be paid on a contingency basis.

5.7 Interest. In the event of any late payment under this Agreement, such payment shall accrue interest at a rate of [***] percent ([***]%) per month (whereby a part of a month shall be considered an entire month), or the maximum applicable legal rate if less than [***] percent ([***]%) per month, calculated based on the total number of days payment is delinquent.

ARTICLE 6

DEVELOPMENT AND REGULATORY MATTERS

6.1 Development, Manufacturing and Commercialization. Epirus shall be solely responsible, at its sole cost and expense, for all Development, Manufacturing and Commercialization activities with respect to the Licensed Technology and Products in the Territory and the Field.

6.2 Efforts. Epirus shall use Commercially Reasonable Efforts to Develop and Commercialize Products in the Territory and the Field. Epirus shall be responsible for the efforts of Permitted Sublicensees, Licensees and Subcontractors.

6.3 Regulatory Filings.

(a) Epirus shall be solely responsible, at its sole cost and expense, for preparing and filing any and all Regulatory Filings and Regulatory Approvals relating to the Licensed Technology and Products in the Territory and the Field.

(b) Epirus shall file and be the owner of any and all Regulatory Filings and Regulatory Approvals covering the Products in the Territory and the Field, and shall be responsible for all interactions with Regulatory Authorities relating thereto.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.4 Subcontracting. Subject to Section 2.1(c), Epirus may perform any of its Development, Manufacturing and Commercialization activities with respect to the Licensed Technology and Products through subcontracting to a Third Party contractor or contract service organization, provided that any such Third Party subcontractor to whom Epirus discloses Confidential Information of Bioceros has entered into an appropriate written agreement obligating such Third Party to be bound by obligations of confidentiality and restrictions on use of such Confidential Information that are no less restrictive than the obligations in ARTICLE 8.

6.5 Communication with Regulatory Authorities. Epirus shall be responsible for reporting all adverse events and handling all complaints and communications (including without limitation with Regulatory Authorities) relating to the Products in the Territory and the Field.

ARTICLE 7

INTELLECTUAL PROPERTY

7.1 Existing Intellectual Property. Except as otherwise expressly set forth in this Agreement, neither Party grants any right, title, or interest in any Patent, Know-How or other intellectual property right controlled by such Party to the other Party.

7.2 Ownership.

(a) Ownership of Inventions. Ownership of all Inventions shall be determined in accordance with U.S. patent laws pertaining to inventorship. For clarity, (a) all Inventions made, conceived, reduced to practice, or otherwise discovered solely by employees, independent contractors, or agents of either Epirus or Bioceros, or their respective Affiliates or sublicensees, shall be solely owned by such Party, and (b) all Inventions made, conceived, reduced to practice, or otherwise discovered by employees, independent contractors, or agents of [***], shall be owned [***]. Each Party may [***] resulting from [***] and [***].

(b) Ownership of Platform. All right, title and interest in the Bioceros [***] shall remain with Bioceros. All [***] that solely relate to the Bioceros [***], or [***] thereof, and which are not [***], and/or [***] therefrom, will solely vest in [***] and will be considered [***]. [***] hereby grants to [***] an exclusive, perpetual, irrevocable, sublicenseable (through multiple tiers), royalty-free license under any and all such [***], and any and all intellectual property rights therein, to [***] and have [***] in the [***] and the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.3 Patent Filings.

(a) Solely Owned Inventions. Each Party shall have sole discretion and responsibility, at its sole cost and expense, to prepare, file, prosecute, and maintain any and all Patents claiming solely Inventions that it owns, and shall be responsible for related interference proceedings.

(b) Opt-In Rights. If Bioceros elects, in any country in the Territory, not to file or not to continue to prosecute and thereby abandon a Patent within the Licensed Technology, or not to maintain and thereby abandon such a Patent, in each case [***], then Bioceros shall notify Epirus not less than [***] before any relevant deadline, and thereafter Epirus shall have the right, but not the obligation, to pursue, at Epirus’ sole expense and in Epirus’ sole discretion, preparation, filing, prosecution, and maintenance of such Patent; provided, however, that Epirus provides Bioceros with copies of all documents proposed to be submitted to the relevant government authority at least [***] prior to the proposed submission date.

(c) [***]. Epirus shall have sole discretion and responsibility, but not the obligation, to prepare, file, prosecute, and maintain any and all Patents claiming [***] other than those considered [***] pursuant to Section [***] (the “[***]”), and shall be responsible for related interference proceedings. The Parties shall [***] of the preparation, filing, prosecution, and maintenance of all [***], provided that Bioceros may elect [***] for any [***]. If Bioceros so elects, it shall so notify Epirus in writing, in which case Epirus may proceed with respect to such [***] and at [***]. In such case, Bioceros shall [***] in and to such [***].

ARTICLE 8

CONFIDENTIALITY

8.1 Confidentiality; Exceptions. Except to the extent expressly authorized by this ARTICLE 8 or otherwise agreed in writing, each Party hereby agrees that, during the Term and for [***] thereafter, it shall keep confidential and shall not publish or otherwise disclose or use for any purpose other than as explicitly provided for in this Agreement any Confidential Information of the other Party. Notwithstanding the foregoing, any Confidential Information that constitutes a trade secret shall not be subject to such [***] term, but shall continue to be subject to the obligations of confidentiality and non-use set forth in this Agreement for as long as such trade secret remains confidential. The terms and conditions of this Agreement shall be deemed to be Confidential Information of each Party. Notwithstanding the foregoing, a Party’s obligations under this ARTICLE 8 shall not apply to Confidential Information that such Party can demonstrate by contemporaneous written records:

(a) is already lawfully known to such Party, other than under an obligation of confidentiality at the time of disclosure by the other Party as evidenced by written records kept in the ordinary course of business, or other documentary proof of actual use by such Party;

(b) is generally available to the public or otherwise part of the public domain at the time of its disclosure to such Party;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) becomes generally available to the public or otherwise part of the public domain after its disclosure to such Party and other than through any act or omission of such Party or its Affiliates in violation of this Agreement;

(d) is independently developed by such Party as demonstrated by documented evidence prepared contemporaneously with such independent development; or

(e) is lawfully disclosed to such Party, other than under an obligation of confidentiality, by a Third Party who had no obligation not to disclose such information to others;

8.2 Degree of Care; Permitted Use. Each Party shall take reasonable steps to maintain the confidentiality of the Confidential Information of the other Party, which steps shall be no less protective than those steps that such Party takes to protect its own confidential information and materials of a similar nature, but in no event less than a reasonable degree of care. Neither Party shall use or permit the use of any Confidential Information of the other Party except for the purposes of carrying out its obligations or exercising its rights under this Agreement, and neither Party shall copy any Confidential Information of the other Party except as may be reasonably useful or necessary for such purposes. All Confidential Information of a Party, including without limitation all copies and derivations thereof, is and shall remain the sole and exclusive property of the disclosing Party and subject to the restrictions provided for herein. Neither Party shall disclose any Confidential Information of the other Party other than to those of its directors, officers, Affiliates, employees, licensors, independent contractors, assignees, agents, potential or actual investors, licensees, sublicensees, or acquirers, and external advisors directly concerned with performance under this Agreement, on a strictly applied “need to know” basis; provided, however, that such directors, officers, Affiliates, employees, licensors, independent contractors, assignees, agents, potential or actual investors, licensees, sublicensees, or acquirers, and external advisors are subject to confidentiality and non-use obligations at least as stringent as the confidentiality and non-use obligations provided for in this ARTICLE 8.

8.3 Authorized Disclosure. Notwithstanding Section 8.1 and Section 8.2, each Party may disclose Confidential Information of other Party:

(a) in its publicly-filed financial statements or other public statements pursuant to Applicable Laws, regulations, and stock exchange rules or otherwise disclosed pursuant to Applicable Law; provided, that (i) the terms of this Agreement shall be redacted to the greatest extent reasonably possible, and (ii) such Party shall provide the other Party with a copy of the proposed text of such statements or disclosure (including without limitation any exhibits containing this Agreement) [***] in advance of the scheduled release or publication thereof to afford such other Party a reasonable opportunity to review and comment upon the proposed text (including without limitation redacted versions of this Agreement);

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) to the extent it is required to be disclosed in response to a valid order by a court or other governmental body and provided that such Party provides the other Party with prompt notice of such requirement so that such other Party may seek a protective order or other appropriate remedy, then such Party may furnish only that portion of the Confidential Information which such Party is legally compelled to disclose;

(c) to the extent it is required to be disclosed in connection with any legal or regulatory requirements or obligations, including without limitation SEC filings or Regulatory Filings, provided that the Party shall offer reasonable cooperation in an attempt, as may be permitted and appropriate, to redact or seek confidential treatment of Confidential Information;

(d) to Regulatory Authorities to facilitate the issuance of Regulatory Approvals for a Product; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information;

(e) to the extent such disclosure is reasonably necessary in filing or prosecuting Patent applications, copyright and trademark applications, or prosecuting or defending litigation; and/or

(f) to Third Parties in connection with such Party’s efforts to secure financing or enter into strategic partnerships, provided such information is disclosed only on a “need to know” basis and under confidentiality provisions at least as stringent as those set forth in this ARTICLE 8.

8.4 Public Announcements. Except to the extent required by Applicable Law, neither Party shall make any public announcements concerning this Agreement or the terms hereof without the prior written consent of the other Party; provided that, upon the Effective Date, the Parties shall issue a joint press release announcing this Agreement and the relationship of the Parties. Such press release will be in the form attached hereto as Exhibit A. Thereafter, each Party may disclose to Third Parties the information contained in such press release without the need for further approval by the other Party.

8.5 Irreparable Injury. The Parties acknowledge that either Party’s breach of this ARTICLE 8 would cause the other Party irreparable injury for which it would not have an adequate remedy at law. In the event of a breach, the nonbreaching Party may seek injunctive relief, whether preliminary or permanent, in addition to any other remedies it may have at law or in equity, without necessity of posting a bond.

8.6 Third Parties. Epirus will undertake that it’s Affiliates, Permitted Sublicensees, licensees, advisors, consultants, employees, representatives and other third parties it cooperates with in relation to the Assets, will be obliged not to disclose the Confidential Information in any manner.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 9

INDEMNIFICATION

9.1 Indemnification by Epirus. Epirus shall indemnify, defend and hold Bioceros and its Affiliates, agents, employees, officers, and directors (the “Bioceros Indemnitees”) harmless from and against any and all liability, damage, loss, cost, or expense (including without limitation reasonable attorneys’ fees) arising out of Third Party claims or suits related to: (a) breach by Epirus, its licensees, Permitted Licensees and subcontractors of any of its representations, warranties, or covenants under this Agreement; (b) the [***] recklessness or willful misconduct of Epirus, its licensees, Permitted Licensees and subcontractors or its Affiliates, and its or their directors, officers, agents, employees, or consultants; (c) death, bodily injury or property damage resulting from the Development, Manufacture or Commercialization of Products by Epirus, its Affiliates or its sublicensees (d) resulting from Products brought on the market (for clinical trial purposes, commercial purposes or otherwise) by Epirus, its licensees, Permitted Licensees and subcontractors, and its Affiliates, including but not limited to claims alleging that the Assets (or the sequences used for such Assets) infringe intellectual property rights of Third Parties); and (e) the failure to comply with Applicable Law by Epirus, its licensees, Permitted Licensees and subcontractors or its Affiliates, and its or their directors, officers, agents, employees, or consultants; provided, however, that Epirus’ obligations pursuant to this Section 9.1 shall not apply to the extent such claims or suits result from (i) any claim or suit by a Third Party that use or exploitation of the Assets as delivered to Epirus infringe intellectual property rights of such Third Party [***] any such claim or suit that is a [***], or (ii) the negligence or willful misconduct of any of the Bioceros Indemnitees, or (iii) breach by Bioceros of its representations, warranties, or covenants set forth in this Agreement.

9.2 Indemnification by Bioceros. Bioceros shall indemnify, defend, and hold Epirus and its Affiliates, sublicensees, agents, employees, officers, and directors (the “Epirus Indemnitees”) harmless from and against any and all liability, damage, loss, cost, or expense (including without limitation reasonable attorneys’ fees) arising out of Third Party claims or suits related to: (a) breach by Bioceros of any of its representations, warranties, or covenants under this Agreement; (b) the [***], recklessness or willful misconduct of Bioceros or its Affiliates, and its or their directors, officers, agents, employees, or consultants; and (c) the failure to comply with Applicable Law by Bioceros or its Affiliates, and its or their directors, officers, agents, employees, or consultants; provided, however, that Bioceros’ obligations pursuant to this Section 9.2 will not apply to the extent such claims or suits result from the negligence or willful misconduct of any of the Epirus Indemnitees or breach by Epirus of its representations, warranties, or covenants set forth in this Agreement.

9.3 Procedure. As a condition to a Party’s right to receive indemnification under Section 9.1 or Section 9.2, it shall: (a) promptly deliver notice in writing (a “Claim Notice”) to the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant to Section 9.1 or Section 9.2 (provided that the failure to give a Claim Notice promptly shall not prejudice the rights of an indemnified Party except to the extent that the failure to give prompt notice materially adversely affects the ability of the indemnifying Party to defend the claim or suit); (b) cooperate with the indemnifying Party in the defense of such claim

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

or suit, at the expense of the indemnifying Party; and (c) if the indemnifying Party confirms in writing to the indemnified Party its intention to defend such claim or suit within [***] after receipt of the Claim Notice, permit the indemnifying Party to control the defense of such claim or suit, including without limitation the right to select defense counsel; provided that, if the indemnifying Party fails to (i) provide such confirmation in writing within such [***] period, or (ii) after providing such confirmation, diligently and reasonably defend such suit or claim at any time, the indemnifying Party’s right to defend the claim or suit shall terminate immediately in the case of (i) and otherwise upon [***] written notice by the indemnified Party to the indemnifying Party, and the indemnified Party may assume the defense of such claim or suit at the sole expense of the indemnifying Party but may not settle or compromise such claim or suit without the consent of the indemnifying Party, not to be unreasonably withheld or delayed. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of any indemnified Party or that otherwise materially affects such indemnified Party’s rights under this Agreement or requires any payment by an indemnified Party without the prior written consent of such indemnified Party. Except as expressly provided above, the indemnifying Party will have no liability under this ARTICLE 9 with respect to claims or suits settled or compromised without its prior written consent.

ARTICLE 10

REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1 General. Each Party hereby represents and warrants to the other that:

(a) it is duly organized and validly existing under the Applicable Law of the jurisdiction of its incorporation, and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b) it is qualified to do business and is in good standing in each jurisdiction in which it conducts business;

(c) it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the Person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action; and

(d) this Agreement is legally binding upon it and enforceable in accordance with its terms and the execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material Applicable Law.

10.2 Bioceros Representations and Warranties. Bioceros hereby represents and warrants to Epirus that:

(a) as of the Effective Date, Bioceros has the right and authority to grant the rights, options and licenses granted to Epirus as set forth in this Agreement;

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(b) Bioceros is the sole owner of the [***], and no other Person has any valid claim of ownership with respect to any of the Assets;

(c) the Assets shall be delivered to Epirus free and clear of any and all liens, encumbrances and/or security interests; and

(d) Bioceros has not granted any right, license or interest to or in the Licensed Technology or the Assets, or any portion thereof, inconsistent with the rights, options and licenses granted to Epirus herein.

10.3 Bioceros Covenant. Bioceros covenants that it will not, during the Term, undertake any obligation, or grant any right, license, interest or lien, that conflicts with its obligations, or the rights, options and licenses granted to Epirus, under this Agreement, or impairs the rights, options and licenses granted by Bioceros to Epirus under this Agreement.

10.4 Disclaimer. EXCEPT AS PROVIDED IN THIS ARTICLE 10, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION WITH RESPECT TO THE ASSETS OR ANY DERIVATIVE OR MODIFICATION THEREOF, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THIS SECTION 10.4 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S OBLIGATIONS UNDER ARTICLE 9.

ARTICLE 11

LIMITATION OF LIABILITY

11.1 EXCEPT FOR ANY LIABILITY THAT IS THE CONSEQUENCE OF WILLFUL MISCONDUCT OF A PARTY, OR A BREACH OF ARTICLE 8, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN. THIS ARTICLE 11 SHALL NOT BE CONSTRUED TO LIMIT EITHER PARTY’S OBLIGATIONS UNDER ARTICLE 9.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 12

TERM AND TERMINATION

12.1 Term. The term of this Agreement shall commence on the Effective Date and continue in full force and effect, on a Product-by-Product basis, until expiration of all payment obligations under this Agreement, unless earlier terminated pursuant to Section 12.2 (the “Term”).

12.2 Termination.

(a) For Epirus’ Convenience. Any provision herein notwithstanding, Epirus shall have the right to terminate this Agreement, on an Asset-by-Asset basis, for any reason or for no reason, at any time after making the payment set forth in Section 4.1, by giving Bioceros sixty (60) days’ written notice of such termination.

(b) For Material Breach. If either Party shall at any time breach any material term, condition or agreement herein, and shall fail to have initiated and actively pursued remedy of any such default or breach within thirty (30) Business Days (or fifteen (15) Business Days if such default or breach consists of an overdue payment) after receipt of written notice thereof by the other Party, the non-breaching Party may, at its option and without prejudice to any other rights conferred on it by this Agreement and in addition to any other remedies available to it by law or in equity, terminate this Agreement upon written notice to the other Party.

(c) Upon Insolvency. To the extent permitted under Applicable Law, either Party may terminate this Agreement immediately and without notice to the other Party if, at any time, the other Party (a) files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of such other Party or of its assets, (b) proposes a written agreement of composition or extension of its debts, (c) is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within forty-five (45) days after the filing thereof, (d) proposes or is a party to any dissolution or liquidation, or (e) makes an assignment for the benefit of its creditors.

(d) With Mutual Consent. The Parties may at any time terminate this Agreement by mutual written consent.

(e) By Bioceros for Challenge of Patents or Patent Applications Included in the Bioceros [***] or Bioceros Foreground. Bioceros may terminate this Agreement immediately and without notice in the event that Epirus challenges (by invoking invalidity or in any other way) one or more Patents included in the Bioceros [***] or the Bioceros Foreground.

12.3 Effect of Termination/Expiration.

(a) Rights and Obligations Upon Termination. Upon expiration of this Agreement or termination by Epirus pursuant to Section 12.2(b) or Section 12.2(c), (i) all rights and licenses under the Licensed Technology granted by Bioceros to Epirus

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

as of the effective date of such expiration or termination (including without limitation, any licenses granted pursuant to any Options exercised by Epirus), shall survive such termination and become perpetual, fully paid-up and irrevocable; and (ii) Epirus may retain any materials (including, without limitation, the Assets), and any and all improvements, derivatives or modifications thereof provided to Epirus by Bioceros pursuant to this Agreement.

(b) In the event of termination of this Agreement by Epirus pursuant to Section 12.2(a) by Bioceros pursuant to Section 12.2(b), Section 12.2(c) or Section 12.2(e), or by both Parties pursuant to Section 12.2(d): (i) Section 2.1 and Section 2.2 shall terminate and all rights and licenses in the Licensed Technology shall revert to Bioceros; (ii) Bioceros shall have the right to retain all amounts correctly paid hereunder; (iii) Epirus shall return to Bioceros any materials (including, without limitation, the Assets), and any and all improvements, derivatives or modifications thereof provided to Epirus by Bioceros pursuant to this Agreement; and (iv) each Party shall return to the other Party and cease using all Confidential Information of the other Party, provided that counsel of each Party may retain one (1) copy of such Confidential Information for ensuring compliance with ARTICLE 8. For the avoidance of doubt, in the event of termination of this Agreement by Epirus, the license granted by Bioceros to Epirus cease to have effect as from the effective date of termination of this Agreement.

(c) Remaining Inventories. Upon expiration or termination of this Agreement for any reason, Epirus and its Affiliates and sublicensees shall be entitled to sell all Product remaining in its and their inventory, provided that Epirus shall pay to Bioceros any royalties owed under Section 4.7 for such sales as if they had occurred during the Term, and provided further that such sales of remaining inventory shall cease no later than the date that is [***] after the effective date of such expiration or termination.

(d) Accrued Rights. Expiration or termination of this Agreement for any reason shall not (i) release any Party from any obligation that has accrued prior to the effective date of such expiration or termination (including without limitation the obligation to pay amounts accrued and due under this Agreement prior to the effective date of such expiration or termination but that are unpaid or become payable thereafter (including without limitation any payments then accrued because the event has occurred but the payment is not yet due)); (ii) preclude any Party from claiming any other damages, compensation, or relief that it may be entitled to upon such expiration or termination; or (iii) terminate any right to obtain performance of any obligation provided for in this Agreement that shall survive expiration or termination.

(e) Survival. ARTICLE 1, ARTICLE 3 (to the extent payments thereunder are accrued but remain unpaid at expiration or termination of the Agreement), ARTICLE 8 (for the period set forth in Section 8.1), ARTICLE 9, ARTICLE 11, ARTICLE 13 and ARTICLE 14, and Sections 2.4, 7.1, 7.2, 7.3, 10.4 and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

12.3 (as applicable), shall survive the expiration and any termination of this Agreement. Except as otherwise provided in this Section 12.3, all other provisions of this Agreement shall terminate upon the expiration or termination of this Agreement.

ARTICLE 13

DISPUTE RESOLUTION

13.1 Exclusive Dispute Resolution Mechanism. In the event that the Parties cannot reach agreement on a matter arising out of or in connection with this Agreement and any other agreement entered into in connection herewith (including without limitation matters relating to any Party’s rights and/or obligations hereunder and/or regarding the construction, interpretation, and enforceability of such agreements), the procedures set forth in this ARTICLE 13 shall be the exclusive mechanism for resolving any dispute, controversy, or claim in connection with this Agreement, the construction hereof, or the rights, duties or liabilities of either Party under this Agreement (collectively, “Disputes”) between the Parties that may arise from time to time that cannot be resolved through good faith negotiation between the Parties, except as set forth in Section 13.4 and/or Section 13.5.

13.2 Resolution by Executive Officers. Except as otherwise provided in this Agreement, in the event of any Dispute, the Parties shall first attempt in good faith to resolve such Dispute by negotiation and consultation between themselves. In the event that such Dispute is not resolved on an informal basis within [***] after one Party provides notice to the other Party of such Dispute, either Party may, by written notice to the other Party, refer such Dispute to the other Party for attempted resolution by good faith negotiation within [***] after such notice is received. Such Disputes shall be referred to an executive officer of each Party for attempted resolution. In the event that any Dispute is not resolved under the foregoing provisions, each Party may, at its sole discretion, seek resolution of such Dispute in accordance with Section 13.3, as applicable.

13.3 Arbitration.

(a) Except as set forth in Section 13.4 and/or Section 13.5, any Dispute that is not resolved pursuant to Section 13.2 shall be exclusively and finally resolved by binding arbitration pursuant to this Section 13.3.

(b) Any such arbitration shall be conducted in London, England, unless otherwise agreed to by the Parties in writing. Each and any arbitration shall be administered by the International Chamber of Commerce (the “ICC”), and shall be conducted in accordance with the ICC Arbitration Rules in force at the time when the arbitration is initiated (the “Rules”), as such Rules may be modified by this Section 13.3 or by agreement of the Parties. The arbitrator(s) shall, in rendering any decision under this Section 13.3, apply the laws of the jurisdiction that govern this Agreement pursuant to Section 14.8.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(c) Within [***] after receipt of an arbitration notice from a Party, each Party shall select [***] and the [***] shall select [***] with [***] to constitute a panel of [***] arbitrators to conduct the arbitration in accordance with the Rules. In the event that only one of the Parties selects an arbitrator within such [***], then such arbitrator shall be [***] or any and all [***]. Each and every arbitrator of the arbitration panel conducting the arbitration must and shall agree to render an opinion within [***] after the final hearing before the panel.

(d) The decision or award of the arbitrator(s) shall be final, binding, and incontestable and may be used as a basis for judgment thereon in any jurisdiction. The arbitrator(s) shall, upon the request of any Party, issue a written opinion of the findings of fact and conclusions of law and shall deliver a copy to each of the Parties. Each Party shall bear its own costs and attorney’s fees, and the Parties shall equally bear the fees, costs, and expenses of the arbitrator(s) and the arbitration proceedings; provided, however, that the arbitrator(s) may exercise discretion to award costs, including without limitation attorney’s fees, to the prevailing Party. Without limiting any other remedies that may be available under Applicable Laws, the arbitrator(s) shall have no authority to award provisional remedies of any nature whatsoever, or special, indirect, incidental, punitive, consequential, or any other similar form of damages (including without limitation damages resulting from loss of use, loss of profits, interruption or loss of business, or other economic loss).

13.4 Preliminary Injunctions. Notwithstanding anything in this Agreement to the contrary, a Party may seek a temporary restraining order or a preliminary injunction from any court of competent jurisdiction as provided in Section 14.8 in order to prevent immediate and irreparable injury, loss, or damage on a provisional basis, pending the decision of the arbitrator(s) on the ultimate merits of any Dispute.

13.5 Patent Disputes. Notwithstanding anything in this Agreement to the contrary, any and all issues regarding the scope, construction, validity, and enforceability of any Patent or Patent Application in a country within the Territory shall be determined in a court or other governmental authority of competent jurisdiction under the applicable patent laws of such country, as provided in Section 14.8.

13.6 Confidentiality. All proceedings and decisions of the arbitrator(s) shall be deemed to be Confidential Information of each of the Parties, and shall be subject to ARTICLE 8.

ARTICLE 14

GENERAL PROVISIONS

14.1 Entire Agreement of the Parties; Amendments. This Agreement, together with the exhibits, constitutes and contains the entire understanding and agreement of the Parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter, including without limitation the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Term Sheet. No waiver, modification, amendment or alteration of any provision of this Agreement will be valid or effective unless made in writing and signed by each of the Parties; provided that any waiver, modification, amendment or alteration of Section 14.6 shall be valid and effective only by the procedure set forth in Section 14.6.

14.2 Further Actions. Each Party agrees to execute, acknowledge, and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the express provisions of this Agreement.

14.3 Assignments. Neither this Agreement nor any interest hereunder may be assigned, nor any other obligation delegated, by a Party without the prior written consent of the other Party; provided, however, that a Party shall have the right to assign this Agreement in its entirety without consent of the other Party to an Affiliate of the assigning Party or to any successor in interest to the assigning Party by operation of law, merger, consolidation, or other business reorganization or the sale of all or substantially all of its assets relating to the subject matter of this Agreement in a manner such that the assigning Party will remain liable and responsible for the performance and observance of all of its duties and obligations hereunder. This Agreement shall be binding upon successors and permitted assigns of the Parties. Any assignment not in accordance with this Section 14.3 will be null and void.

14.4 Performance by Affiliates. The Parties recognize that each may perform some or all of its obligations under this Agreement through Affiliates or may exercise some or all of its rights under this Agreement through Affiliates, provided, however, that each Party shall remain responsible and be guarantor of the performance by its Affiliates and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. In particular and without limitation, each Party shall ensure that all Affiliates of a Party that receive Confidential Information of the other Party pursuant to this Agreement shall be governed and bound by all obligations set forth in ARTICLE 8. Each Party will prohibit all of its Affiliates from taking any action that such Party is prohibited from taking under this Agreement as if such Affiliates were parties to this Agreement.

14.5 Relationship of the Parties. The Parties shall perform their obligations under this Agreement as independent contractors and nothing in this Agreement is intended or will be deemed to constitute a partnership, agency or employer-employee relationship between the Parties. Neither Party will have any right, power or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other.

14.6 Notices. Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given if delivered in person, transmitted by facsimile (receipt verified) or by express courier service (signature required) or [***] after it was sent by registered letter, return receipt requested (or its equivalent); provided that no postal strike or other disruption is then in effect or comes into effect within [***] after such mailing, to the Party to which it is directed at its address or facsimile number shown below or such other address or facsimile number as such Party will have last given by notice to the other Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If to Bioceros, addressed to:	Bioceros B.V.
Yalelaan 46
3584 CM UTRECHT
The Netherlands
Attn: [***]
Fax: [***]
Email: [***]

If to Epirus, addressed to:	Epirus BioPharmaceuticals, Inc.
699 Boylston Street
Boston MA 02166
UNITED STATES OF AMERICA
Attn: [***]
Tel: +[***]
Email: [***]

14.7 Compliance with Applicable Law. Each Party shall comply with all Applicable Law in connection with its activities pursuant to this Agreement.

14.8 Governing Law. This Agreement shall be governed by and interpreted in accordance with the substantive laws of England and Wales, without regard to its or any other jurisdiction’s choice of law rules.

14.9 Rights in Bankruptcy. The Parties acknowledge and agree that this Agreement constitutes a license of rights to “intellectual property” as that term is defined in Section 101(35A) of Title 11, United States Code (the “Bankruptcy Code”) and is therefore governed by Section 365(n) of the Bankruptcy Code or any substantially equivalent provisions under Applicable Law in any other relevant jurisdiction in the Territory. The Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code or any substantially equivalent provisions under Applicable Law in any other relevant jurisdiction in the Territory. Notwithstanding anything to the contrary, if a Chapter 11 petition, or a similar petition under Applicable Law in any other relevant jurisdiction in the Territory, is filed by or against Bioceros, Bioceros shall seek approval of the bankruptcy court to assume this Agreement pursuant to 11 U.S.C. § 363 or any substantially equivalent provisions under Applicable Law in any other relevant jurisdiction in the Territory.

14.10 Captions. The captions to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.11 Waiver. A waiver by a Party of any of the terms and conditions of this Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

obligations, and agreements contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy, right, undertaking, obligation, or agreement of either Party.

14.12 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but, if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision will be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or of this Agreement. The Parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.

14.13 Exhibits. The Exhibits attached to this Agreement form an integral part of this Agreement.

14.14 Headings. The headings to Articles and Sections in this Agreement are merely guides to assist in locating the Articles and Sections hereof and shall not affect the interpretation of those Articles and Sections.

14.15 Force Majeure. Neither Party shall be held liable or responsible to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond such Party’s reasonable control, including acts of God, fires, earthquakes, acts of war, terrorism, or civil unrest (“Force Majeure”); provided, however, that the Party so affected shall use commercially reasonable and diligent efforts to avoid or remove such causes of non-performances, and shall continue performance hereunder with reasonable dispatch wherever such causes are removed. Each Party shall provide the other Party with prompt written notice of any delay or failure to perform that occurs by reason of Force Majeure. The Parties shall mutually seek a resolution of the delay or the failure to perform in good faith. If any Force Majeure delays or prevents the performance of the obligations of either Party for a continuous period in excess of [***] months, the Party not so affected shall then be entitled to give notice to the affected Party to terminate this Agreement, specifying the date (which shall not be less than [***] days after the date on which the notice is given) on which termination will take effect.

14.16 Counterparts; Electronic Delivery. This Agreement may be executed simultaneously in two or more counterparts, either one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Page Follows]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their duly authorized representatives as of the Effective Date.

EPIRUS BIOPHARMACEUTICALS, INC.		BIOCEROS B.V.

By:	/s/ Amit Munshi	By:	/s/ Bram Bout

Name:	Amit Munshi	Name:	Bram Bout

Title:	CEO	Title:	CEO

By:	/s/ Nick Plumeridge	By:	/s/ Remco Brandt

Name:	N. Plumeridge	Name:	Remco Brandt

Title:	SVP Business Development	Title:	COO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT TO LICENCE AGREEMENT

This amendment to the LICENCE AGREEMENT (the “Amendment”) is made and is effective this 17th day of June 2013. (the “Amendment Effective Date”), by and between

Epirus Biopharmaceuticals USA a company incorporated under the laws of Delaware and having its principal place of business located at 699, Boylston Street, Boston, MA 02116, United States of America (“Epirus”) and

Bioceros B.V. a limited liability company incorporated under the laws of the Netherlands and having its principal place of business located at Yalelaan 46, 3584 CM Utrecht, the Netherlands (“Bioceros”)

Whereas Epirus and Bioceros entered into the Definitive License Agreement dated 10th April 2013 pursuant to which Epirus has the option to purchase non-exclusive rights to the secondary assets including bevacizumab.

The parties have subsequently agreed to the following amendments with respect to the secondary asset bevacizumab with terms outlined below which supercede those in the original License Agreement with respect to the specific clauses outlined below and with respect to the secondary asset bevacizumab only.

All other conditions and terms of the Definitive License Agreement signed 10th April 2013 remain in force.

Payments under section 4.

Further to the payment(s) (specified under section 4.1) Epirus has paid $[***] as an option payment for the non-exclusive rights to bevacizumab within the defined territories.

The subsequent payments under section 4.3 (Option Election Payment) and 4.4 (Option Exercise payment), will be replaced by a single payment “The New Option Exercise Payment” payable within [***], which will be undertaken by Bioceros as defined below.

The New Option Exercise payment will be in the amount of $ [***] (comprising the former Option Election Payment defined under clause 4.3 in the amount of $[***] (less the initial option payment defined under clause 4.1) plus the Option Exercise Payment of $[***] specified under 4.4).

Cell Stability Study

The following terms will also apply with respect to the costs associated with performing the cell stability work.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Bioceros will be required to present a scope of work document in support of the proposed milestone payments, which will be reviewed and accepted by Epirus prior to commencement of the work.

Epirus will provide written authorization to Bioceros of their acceptance of the scope of work document and associated costs and will be considered as an approval to commence the necessary cell stability work.

Proposed Milestone Payments for Cell Stability work:

[***]

If QA report is requested (at the sole discretion of Epirus)

[***]

Prices mentioned includes general disposables and chemicals, but excludes specifically the following:

[***] and other [***] unless otherwise mentioned.

All amounts due are [***] and are to be paid within [***] after receiving a Bioceros B.V. invoice.

IN WITNESS WHEREOF, the Parties have executed this Amendment, by their duly authorized representatives as of the Effective Date:

EPIRUS BIOPHARMACEUTICALS		BIOCEROS B.V.

Name:	Michael S. Wyand	Name:	Remco Brandt

Title:	SVP Clin and Reg	Title:	COO & Managing director

Signature:	/s/ Michael S. Wyand	Signature:	/s/ Remco Brandt

Date:	7/25/13	Date:	8/12/13

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.